UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 27, 2002
                       (Date of earliest event reported)

                         Commission file number 1-7349

                               BALL CORPORATION
            (Exact name of Registrant as specified in its charter)

    Indiana                    1-7349                35-0160610
   (State of                (Commission            (IRS Employer
Incorporation)               File No.)          Identification No.)

         10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510 (Address of principal executive offices, including ZIP code)

                                (303) 469-3131
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


                               Ball Corporation
                          Current Report on Form 8-K
                            Dated November 27, 2002

Item 5.   Other Events.

         On November 27, 2002, Ball Corporation issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following is furnished as an Exhibit to this report.

Exhibit 99.1      Press Release dated November 27, 2002


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BALL CORPORATION
                                      (Registrant)


                                      By:  /s/ Raymond J. Seabrook
                                           ----------------------------
                                          Name:  Raymond J. Seabrook
                                          Title: Senior Vice President
                                                 and Chief Financial Officer



Date:    November 27, 2002

                       Ball Corporation and Subsidiaries
                                   Form 8-K
                               November 27, 2002



                                 EXHIBIT INDEX


      Exhibit        Description

       99.1          Press Release dated November 27, 2002

                                                                Exhibit 99.1


         Following is the text of a press release disseminated by the registrant on November 27, 2002:

bNews    Ball Corporation 10 Longs Peak Drive, Broomfield, Colorado 80021- 2510

For Immediate Release                       http://www.ball.com
Media Contact:    Scott McCarty             303.460.2103, smccarty@ball.com
Investor Contact: Ann Scott                 303.460.3537, ascott@ball.com


                   Ball Corporation Announces Debt Offering
            In Connection with Acquisition of Schmalbach-Lubeca AG

         BROOMFIELD, Colo., Nov. 27, 2002--Ball Corporation [NYSE:BLL] announced today that in connection with its announced acquisition of Schmalbach-Lubeca AG it has commenced an offering of senior notes, in the principal amount of $200 million, that will have a maturity of 10 years. The offering is being made in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and potentially to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. The offering is expected to close the week of December 16, 2002. In addition to the Schmalbach acquisition, proceeds will be used for general corporate purposes.

         The senior notes being offered have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

         Ball Corporation is one of the world's leading suppliers of metal and plastic packaging to the beverage and food industries. The company also owns Ball Aerospace & Technologies Corp.

Forward-Looking Statements

         The information in this news release contains "forward-looking" statements. Actual results or outcomes may differ materially from those expressed or implied. As time passes, the relevance and accuracy of forward-looking statements contained in this release may change. The company currently does not intend to update any particular forward-looking statement except, as it deems necessary at quarterly or annual release of earnings. Please refer to the Form 10-Q filed by Ball Corporation on Nov. 14, 2002, for a summary of key risk factors that could affect actual results or outcomes. Factors that might affect the packaging segment or business of the company are: fluctuation in consumer and customer demand; competitive packaging material availability, pricing and substitution; the weather; fruit, vegetable and fishing yields; company and industry productive capacity and competitive activity; lack of productivity improvement or production cost reductions; regulatory action or laws, the proposed German mandatory deposit or other restrictive packaging legislation such as recycling laws; availability and cost of raw materials, energy and transportation; the ability or inability to pass on to customers changes in these costs, particularly resin, steel and aluminum; pricing and ability or inability to sell scrap; and international business risks (including foreign exchange rates) particularly in the United States, Europe and in developing countries such as China and Brazil. Factors that may affect the aerospace segment or business are: funding, authorization, and availability of government contracts; and technical uncertainty associated with aerospace segment contracts. Factors that could affect the company as a whole include those listed plus: successful and unsuccessful acquisitions, joint ventures or divestitures and the integration activities associated therewith including the integration and operation of the business of Schmalbach-Lubeca AG; the inability to purchase the company's common stock; regulatory action or laws including those related to corporate governance and financial reporting, regulations and standards, business consolidation investment costs and the net realizable value of assets associated with the company's activities; goodwill impairment; changes in generally accepted accounting principles or their interpretation; litigation; antitrust, intellectual property, consumer and other issues; strikes; boycotts; interest rates and level of company debt; terrorist activities, war or catastrophic events; and U.S. and foreign economic conditions.

19/02
                                    # # #